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                                                                EXHIBIT 10.1(a)


                                FIRST AMENDMENT
                                    TO THE
                             CRAGAR INDUSTRIES, INC.
                1996 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

        Cragar Industries, Inc. (the "Company") has previously adopted the Cragar Industries, Inc. 1996 Non-Employee Directors' Stock Option Plan (the "Plan"). By this instrument, the Company desires to amend the Plan to increase the number of shares of the Company's Common Stock, $.01 par value, that may be issuable under the Plan.

        1. This Amendment shall amend only those Sections specified herein and those Sections not amended hereby shall remain in full force and effect.

        2. Section 2 of the Plan is hereby amended in its entirety to read as follows:

                        2. Shares and Options. Options may be granted under this Plan from time to time to purchase an aggregate of up to 35,000 Shares of the Common Stock, $.01 par value, from Shares held in the Company's treasury or from authorized and unissued Shares. The number of authorized Shares in the immediately preceding sentence takes into consideration the 7 for 1 stock split approved by the Company's Board of Directors on September 7, 1996; therefore, no further adjustment shall be made under Section 8 for such stock split. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.
                Each Option granted hereunder shall be a Non-Statutory Stock Option.

        Except as amended by this First Amendment, the Company hereby ratifies and affirms the Plan.

        Cragar Industries, Inc. has caused this First Amendment to be executed by its duly authorized representative as of this 1st day of October, 1996.

                                     CRAGAR INDUSTRIES, INC.


                                     BY:  Michael L. Hartzmark
                                          --------------------
                                     ITS: President and Chief Executive Officer
                                          -------------------------------------